Filed Number: 2-32773
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                     May 1, 2008


                               Pioneer Value Fund
           Supplement to the February 1, 2008 Class A, B and C Shares
                         and Class Y Shares Prospectuses


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Rod Wright, lead portfolio manager. Mr. Wright is supported by Bradley T. Galko, portfolio manager, and the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer and strategy director of the value team. He joined Pioneer in 1994 as an analyst. Mr. Galko, a vice president, joined Pioneer in 2001 as a senior analyst.



                                                                   21907-00-0508
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC